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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                               FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):         April 23, 1998


                        Union Pacific Railroad Company
            (Exact Name of Registrant as Specified in its Charter)


             Delaware                  1-6146              94-6001323
  (State or Other Jurisdiction      (Commission         (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)


     1416 Dodge Street, Omaha, Nebraska                          68179
  (Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:     (402) 271-5000


                                   N/A
         Former Name or Former Address, if Changed Since Last Report

 Item 5. Other Events.

  Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998, which is incorporated herein by reference.

  Item 7.    Financial Statements and Exhibits.

     (c)     Exhibits.

          99 Press Release dated April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Railroad Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: April 23, 1998


                            UNION PACIFIC RAILROAD COMPANY


                            By: /s/ Carl W. von Bernuth
                                -----------------------
                                 Carl W. von Bernuth
                                 Vice President, General Counsel
                                 and Secretary


<EXHIBIT INDEX>

                             EXHIBIT INDEX

   Exhibit   Description

   99 Press Release dated April 23, 1998 announcing Union Pacific Corporation's financial results for the first quarter of 1998.